Axos Q3 2021 Earnings Supplement April 29, 2021 NYSE: AX

Safe Harbor 1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, projected consummation of pending acquisitions, including the acquisition of E*TRADE Advisor Services, estimates of capital expenditures, plans for future operations, products or services, the effects of the COVID-19 pandemic, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarter ended March 31, 2021 and our last earnings press release. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. or achievements expressed or implied by such forward-

2 Net Loan Growth by Category for Third Quarter Ended March 31, 2021 Loans & Leases Single Family Mortgage & Warehouse Multifamily & SB Commercial Mortgage Commercial Real Estate Auto & Consumer Jumbo Mortgage Multifamily Small Balance Commercial Lender Finance RE SF Warehouse Lending SBLOC & Other Auto CRE Specialty Unsecured / OD Equipment Leasing Q3 FY21 $ Millions Other PPP Refund Advance & Other Q2 FY21 $3,931 968 1,963 461 2,911 132 121 266 58 125 10 ($137) ($217) 33 28 325 (3) (9) (3) - (2) Inc (Dec) $4,068 1,185 1,930 433 2,586 135 130 269 58 140 12 Commercial & Industrial Non-RE Lender Finance Non RE 523 510 13 387 293 94 $11,856 $11,749 $107 (15)

138.1136.4 100 110 120 130 140 150 1 2 3 4 6 5.7 5.7 0.4 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Liability (UCL) ($ in millions) March 31, 2021 ACL + UCL $M December 31, 2020 ACL + UCL Gross Charge- offs Gross Recoveries Provision for Credit Losses (1.4) 2.7 3

4 Allowance for Credit Losses (ACL) by Loan and Lease Category at March 31, 2021 Loans & Leases Single Family Mortgage and Warehouse Multifamily & SB Commercial Mortgage Commercial Real Estate Auto & Consumer Loan Balance $ Millions Other ACL $ $4,899.2 2,424.2 3,042.9 323.6 135.7 ACL % Commercial & Industrial Non-RE 1,030.9 $11,856.5 13.4 56.3 7.2 7.6 23.7 $29.9 $138.1 1.16% 1.85% 0.55% 0.61% 5.60% 2.22% 2.30%

Credit Quality No Loans in Forbearance and Decreasing NPAs 5 12/31/2020 Loans O/S Loans in Forbearance or Deferral % NPAs % Single Family-Mortgage & Warehouse $5,252.8 $0.0 0.00% $117.2 2.23% Multifamily and Commercial Mortgage $2,363.0 $0.0 0.00% $32.1 1.36% Commercial Real Estate $2,720.9 $0.0 0.00% $16.6 0.61% Commercial & Industrial - Non-RE $933.1 $0.0 0.00% $3.0 0.32% Auto & Consumer $327.3 $0.0 0.00% $0.4 0.11% Other $151.5 $0.0 0.00% $0.0 0.00% Total $11,748.6 $0.0 0.00% $169.3 1.44% 3/31/2021 Loans O/S Loans in Forbearance or Deferral % NPAs % Single Family-Mortgage & Warehouse $4,899.2 $0.0 0.00% $85.0 1.74% Multifamily and Commercial Mortgage $2,424.2 $0.0 0.00% $30.8 1.27% Commercial Real Estate $3,042.9 $0.0 0.00% $16.4 0.54% Commercial & Industrial - Non-RE $1,030.9 $0.0 0.00% $3.0 0.29% Auto & Consumer $323.6 $0.0 0.00% $0.4 0.12% Other $135.7 $0.0 0.00% $0.0 0.00% Total $11,856.5 $0.0 0.00% $135.6 1.14% Change from 12/31/20 to 3/31/21 Loans O/S Loans in Forbearance or Deferral NPAs Single Family-Mortgage & Warehouse -$353.6 $0.0 -$32.2 Multifamily and Commercial Mortgage $61.2 $0.0 -$1.2 Commercial Real Estate $322.0 $0.0 -$0.2 Commercial & Industrial - Non-RE $97.8 $0.0 $0.0 Auto & Consumer -$3.7 $0.0 $0.0 Other -$15.8 $0.0 $0.0 Total $107.9 $0.0 -$33.6

E*TRADE Advisor Services Acquisition 6

7 E*TRADE Advisor Services Acquisition Axos Clearing will acquire certain assets and deposits related to E*TRADE Advisor Services (EAS): 1) $55 million cash purchase price paid at closing from Axos Financial 2) Includes $23+ billion of custodial assets & ~$1.2 billion low-cost deposits 3) Accelerates time-to-scale in RIA custody business 4) Adds new sources of fee income and services that compliment Axos Clearing’s product offering 5) Own proprietary front- and back-end RIA custody technology platform Strategic and Financial Benefits 1) Adds a turnkey technology platform to generate low-cost core deposits 2) Increases Axos’ non-interest income by 33%(1) 3) Provides cross-sell opportunities across securities clearing, deposit & lending products to 200+ advisors and 148,000+ wealth management clients 4) Accretive to EPS - projected 1% accretion in FY 2022 and 5% in FY 2023(2) 5) Tangible book value earn-back in ~3 years Calendar Q3 2021 Projected Closing Date (1) Based on Axos’ FY 2021 non-interest income (excluding HRB-related fees) of $94mm and Sea’s calendar year 2020 fee-based revenues of $31.3mm (2) Assumes approximately 75 bps earned on EAS’ client cash deposits and $3.6 million interest expense savings from a 4-5 bps reduction in Axos Bank’s interest-bearing checking, savings and money market funding costs in FY 2022; excludes $1.0mm one-time deal-related expenses

EAS Expands Axos' Total Addressable Market



Total Addressable Market (TAM)
$4.4T AUM
22,500 RIAs
Serviceable Available Market (SAM)
~$808B
~17k RIAs
Serviceable Obtainable Market (SOM)
~$80B AUM
~1.7k RIAs

Axos - Standalone

- Axos Advisor Services is a new brand. It will take significant marketing and business development effort to create brand awareness among TAM RIA prospects.
- Undeveloped RIA specific people, process and technology capabilities will limit SAM to the RIA cohorts operating in the <$250M AUM segment of the RIA channel.
- SOM opportunity is likely limited to 10% of SAM due to lack of brand awareness, platform gaps, RIA complacency, switching costs & pricing elasticity.



Total Addressable Market (TAM)
$4.4T AUM
22,500 RIAs
Serviceable Available Market (SAM)
~$3.5T AUM
~18k RIAs
Serviceable Obtainable Market (SOM)
~$3.3T AUM
~9.3k RIAs

Axos + EAS

- The TCA/E*TRADE acquisition instantly gives Axos Advisor Services brand recognition and creditability among TAM RIA prospects.
- Once the Liberty platform is available through Axos and current platform limitations are addressed (margin/options capabilities), the SAM expands to 80% of TAM. Essentially, RIAs in each cohort group are now potential clients.
- SOM opportunity within RIA cohorts in the <$250M AUM segment increases to 50% and in the >$250M AUM segment increases to 25%.
- **WE NOW HAVE AN OPPORTUNITY TO SIGNIFICANTLY CHALLENGE THE INCUMBENTS!**

8

Adds a Scalable Technology Platform E*TRADE Advisor Services Platform Overview Liberty Integrated Platform Dedicated Strategic Business Consultant Dedicated Client Service Advocate Supported by High-Touch, Best-In-Class Client Service Helping Advisors Drive Efficiencies so They Can Focus on Building and Sustaining Long-Term Client Relationships Liberty Platform Liberty Custody  Web-based  Highly scalable and secure  Mobile capabilities  Asset-based pricing  APIs to 3rd party value – added CRM, planning, compliance, aggregation and other tools  RIA client white labelled client portal, statements and mobile app • Prospecting • Proposal • Conversion • Onboarding • UMA • Rebalancing • Omnibus trading • Tax harvesting • Fractional shares • 3rd party investment managers • Diverse strategies • Fee billing • Mobile enabled • Investor portal • Performance • Statements • Private-labeling • Custom branding  No lending of client securities  FDIC insurance for up to $250K  Supports alternative / non-tradeable assets Portfolio Management & Trading Managed Investment Solutions Growth Tools Operational Tools Reporting + Analytics Helping advisors drive efficiencie so they can focus on bui di g and sustaining their long-term client relationships Dedicated operations team Access to executive management team, trainers, business consultants, technology experts, and onboarding teams 9

10 Leveraging Bank’s existing digital platforms provides a truly differentiated client experience for Independent RIAs. Enhances Axos’ Securities Strategic Vision Clients Universal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking and Securities features Independent RIAs Self-Directed Trading Introducing Broker-Dealers

$28.7 $19.3 $4.0 $5.8 2020 Net Revenues ($MM)* Net Interest Income Custody Fees Mutual Fund Fees Other Fees EAS Revenue and Expense Drivers Diversified Mix of Asset- and Transaction-based Revenues 11 $31.0 $4.3 $2.7 $7.2 2020 Operating Expenses ($MM) Comp/Benefits Marketing Occupancy Other Expenses *2020 Net Interest Income was generated from 2.21% Net Interest Margin earned by E*TRADE Savings Bank from holding investment securities that are not being acquired by Axos

12 Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies* Cost Synergies* Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs *Not included in EPS accretion or tangible book value earn-back analysis

Founded in 1972 Acquisition Date – April 9, 2018 Fed Funds Rate – 175 basis points Cost of Funds – 1 basis point Headquarters – Centennial, CO Purchase Price - $275 million % of AUC – 1.5% AUC - $18.3 billion Client Cash Balances - $1.6 billion RIA Clients – 200+ FTEs – 190 Technology Platform - Liberty Founded in 2000 Acquisition Date – September 18, 2020 Fed Funds Rate – 0 basis points Cost of Funds – 1 basis point Headquarters – McClean, VA Purchase Price - $250 million % of AUC – 2.3% AUC - $11 billion AUC Client Cash Balances - $1 billion RIA Clients - 467 FTEs – 160 Technology Platform – FolioFn E*TRADE Financial Acquires TCA Goldman Sachs Acquires Folio Financial, Inc. Comparable Transactions $55M Purchase Price for EAS is ~0.2% of Assets Under Custody 13Sources: Company press releases and RIABiz

14 Transaction Milestones Regulatory •Asset Purchase from E*TRADE Savings Bank •EAS business will be broker-dealer compliant at closing •FINRA approval required prior to closing Operations •RIA custody business will be headquartered in Centennial, CO •Axos and Seller will sign Transition Services Agreement for support services post-closing •Vendor consolidation will occur during calendar 2021 Tech & Deposits •Client sweep deposits will transition to Axos Bank or other bank partners at closing with no incremental net growth in balance sheet ex-organic loan growth •Technology, trademarks and RIA and client contracts will be transferred to Axos Clearing Financials •EPS accretion and tangible book value earn-back projections do not include incremental revenue or operating cost synergies from Axos Clearing or Axos Bank •$1.0 million one-time deal-related expenses

15 Greg Garrabrants, President and CEO Andy Micheletti, EVP/CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information